Exhibit 10.15(h)

LETTER AGREEMENT NO. 6B

As of September 30, 2011

Republic Airways Holdings Inc.

8909 Purdue Road

Suite 300

Indianapolis, Indiana 46268

Re:	A319 AIRCRAFT PERFORMANCE GUARANTEE – NEO (CFM A319 LEAP-X ENGINES)

Dear Ladies and Gentlemen,

REPUBLIC AIRWAYS HOLDINGS INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6B (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A319 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 6B-1

1.	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the A319 Aircraft as described in the A319 Standard Specification ***** as amended by the ***** SCNs including:

(i)	*****

(ii)	*****

(iii)	*****

*****

*****

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement except as provided in Paragraph 6 below (for purposes of this Letter Agreement No. 6C the “A319 Aircraft”).

2.	***** GUARANTEES

2.1	*****

2.1.1	*****

*****

*****

2.1.2	*****

2.1.3	*****

2.1.4	*****

2.1.5	*****

2.1.6	*****

2.1.7	*****

1)	*****

2)	*****

3)	*****

4)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 6B-2

2.2	*****

2.2.1	*****

*****

*****

2.2.2	*****

2.2.3	*****

2.2.4	*****

2.2.5	*****

2.2.6	*****

2.2.7	*****

1)	*****

2)	*****

3)	*****

4)	*****

2.3	*****

*****

2.3.1	*****

2.3.2	*****

2.3.3	*****

2.3.4	*****

2.3.5	*****

2.3.6	*****

2.3.7	*****

1)	*****

2)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 6B-3

3)	*****

4)	*****

2.4	*****

2.4.1	*****

*****

*****

2.4.2	*****

2.4.3	*****

2.4.4	*****

2.4.5	*****

2.4.6	*****

2.4.7	*****

1)	*****

2)	*****

3)	*****

4)	*****

2.5	*****

3.	***** GUARANTEE

*****

4.	GUARANTEE CONDITIONS

4.1	*****

4.2	*****

4.3	*****

4.4	*****

4.5	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 6B-4

5.	GUARANTEE COMPLIANCE

5.1	*****

5.2	*****

5.3	*****

5.3.1	*****

5.3.2	*****

5.4	*****

5.5	*****

5.6	*****

6.	ADJUSTMENT OF GUARANTEES

6.1	*****

6.2	*****

7.	EXCLUSIVE GUARANTEES

*****

8.	*****

*****

8.1	*****

8.1.1	*****

8.1.2	*****

8.2	*****

8.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 6B-5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S.

By:	/s/ Patrick de Castelbajac
Patrick de Castelbajac
Title:	Vice President Contracts

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Bryan Bedford
Bryan Bedford
Title:	President

LA 6B SigPage

APPENDIX 1

***** GUARANTEES

1.	*****

2.	*****

i)	*****

ii)	*****

iii)	*****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LA 6B-7